SUPPLEMENT DATED JULY 27, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001
                                       OF
                    WEISS, PECK & GREER, L.L.C. MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                               WPG Core Bond Fund
                            WPG Large Cap Growth Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Tudor Fund
                          WPG Quantitative Equity Fund


         The combined Prospectus for the above referenced funds, including any supplements thereto, dated May 1, 2001, (the "Prospectus") is hereby revised as follows:

                     WEISS, PECK & GREER INTERNATIONAL FUND

         The Trustees of Weiss, Peck & Greer International Fund (the "Fund") have approved the liquidation and subsequent termination of the Fund. The liquidation is expected to be effective on or about September 28, 2001. In anticipation of the liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Prospectus Supplement. In connection with winding up the Fund's affairs and liquidating all of its assets, the Fund may depart from its stated investment objectives and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments. Please contact Weiss, Peck & Greer, L.L.C. for more information.


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